9. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET - Leases (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
Property held for lease, gross	$ 68,137	$ 68,252
Less: Accumulated depreciation	(4,261)	(3,270)
Net	63,876	64,982
Buildings and leasehold improvements
Property held for lease, gross	62,876	62,983
Machinery and equipment
Property held for lease, gross	$ 5,261	$ 5,269